UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ATLANTIC UNION BANKSHARES CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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01 - Frank Russell Ellett 04 - Alan W. Myers 02 - Gregory L. Fisher 05 - Linda V. Schreiner 03 - Patrick J. McCann For Against Abstain For Against Abstain For Against Abstain 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 036HID + + Proposals — The Board of Directors of Atlantic Union Bankshares Corporation (the “Company”) recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. The proposals are as follows: A 2. To approve an amendment to the Company's articles of incorporation to eliminate the classified structure of the Board of Directors and provide for the annual election of directors; 3. To approve an amendment to the Company's articles of incorporation to update the provisions regarding indemnification of directors and officers of the Company; 1. To elect five Class III directors to serve until the 2023 annual meeting of shareholders, or until their mandatory retirement date, whichever is earlier: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020; 5. To approve, on an advisory (non-binding) basis, the Company's executive compensation; and 6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 2020 Annual Meeting Proxy Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AUB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AUB Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AUB Annual Meeting of Shareholders to be held May 5, 2020 This Proxy is solicited by the Board of Directors of Atlantic Union Bankshares Corporation. John C. Asbury and Rachael R. Lape, or either of them (each a "Proxy"), with the full power to act alone, the true and lawful attorneys-in-fact of the signing shareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which such shareholder would possess if personally present at the Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation to be held on May 5, 2020 or at any postponements or adjournments thereof. Shares represented by this proxy will be voted as directed by the shareholder on the accompanying proxy. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. The Proxies, in their discretion, are further authorized to vote upon such other business as may properly come before the 2020 Annual Meeting of Shareholders and any postponements or adjournments thereof. (Items to be voted appear on reverse side) Proxy — Atlantic Union Bankshares Corporation IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held May 5, 2020. The materials are available at: www.envisionreports.com/AUB The 2020 Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation will be held on May 5, 2020, 10:00 am Eastern Time, virtually via the internet at www.meetingcenter.io/258767844. To attend the virtual meeting as a shareholder and vote during the meeting, you must have a control number (i.e., the information that is printed in the shaded bar located on the reverse side of this form or provided to you by Computershare). The password for this meeting is — AUB2020.

01 - Frank Russell Ellett 04 - Alan W. Myers 02 - Gregory L. Fisher 05 - Linda V. Schreiner 03 - Patrick J. McCann For Against Abstain For Against Abstain For Against Abstain 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 036HLC + + Proposals — The Board of Directors of Atlantic Union Bankshares Corporation (the “Company”) recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. The proposals are as follows: A 2. To approve an amendment to the Company's articles of incorporation to eliminate the classified structure of the Board of Directors and provide for the annual election of directors; 3. To approve an amendment to the Company's articles of incorporation to update the provisions regarding indemnification of directors and officers of the Company; 1. To elect five Class III directors to serve until the 2023 annual meeting of shareholders, or until their mandatory retirement date, whichever is earlier: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020; 5. To approve, on an advisory (non-binding) basis, the Company's executive compensation; and 6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting ESOP Voting Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AUB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AUB Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AUB Annual Meeting of Shareholders to be held May 5, 2020 This Proxy is solicited by the Board of Directors of Atlantic Union Bankshares Corporation. John C. Asbury and Rachael R. Lape, or either of them (each a “Proxy”), with the full power to act alone, the true and lawful attorneys-in-fact of the signing shareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which such shareholder would possess if personally present at the Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation to be held on May 5, 2020 or at any postponements or adjournments thereof. Shares represented by this proxy will be voted as directed by the shareholder on the accompanying proxy. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5. The Proxies, in their discretion, are further authorized to vote upon such other business as may properly come before the 2020 Annual Meeting of Shareholders and any postponements or adjournments thereof. (Items to be voted appear on reverse side) Proxy — Annual Meeting ESOP Voting Card and Vote Authorization IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held May 5, 2020. The materials are available at: www.envisionreports.com/AUB The 2020 Annual Meeting of Shareholders of Atlantic Union Bankshares Corporation will be held on May 5, 2020, 10:00 am Eastern Time, virtually via the internet at www.meetingcenter.io/258767844. To attend the virtual meeting as a shareholder and vote during the meeting, you must have a control number (i.e., the information that is printed in the shaded bar located on the reverse side of this form or provided to you by Computershare). The password for this meeting is — AUB2020.